UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

LONG TABLE GROWTH CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43324	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8400 Westchester Drive, Suite 212
Dallas, Texas 75225
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (469) 619-7399

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LTGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	LTGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LTGRW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2026, Long Table Growth Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 units sold pursuant to the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-292835) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 20, 2026, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated June 3, 2026, by and between the Company and Santander US Capital Markets LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 3, 2026 (the “Letter Agreement”), by and among the Company, its executive officers and its directors, and the Company’s sponsor, Long Table Growth Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 3, 2026, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated June 3, 2026, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated June 3, 2026, by and among the Company, the Sponsor and Long Table Growth Partners, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 3,600,000 warrants (the “Private Placement Warrants”) at the initial public offering price of $1.00 per warrant (for an aggregate purchase price of $3,600,000). The Private Placement Warrants are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2026, in connection with the IPO, Rich Riley, Benjamin Doramus and Amir Husain were appointed to the board of directors of the Company (the “Board”). Each of Messrs. Riley, Doramus and Husain is an independent director. Effective June 3, 2026, Mr. Riley, Mr. Doramus and Mr. Husain were appointed to the Board’s Audit Committee and Mr. Riley and Mr. Husain were appointed to the Compensation Committee, with Mr. Doramus serving as chairman of the Audit Committee and Mr. Riley serving as chairman of the Compensation Committee.

Following the appointment of Mr. Riley, Mr. Doramus and Mr. Husain, the Board is comprised of the following three classes: the term of office of the first class of directors consists of Mr. Husain and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors consists of Mr. Riley and Mr. Doramus and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors consists of Gregory Ethridge and Joshua Ernst will expire at the Company’s third annual meeting of shareholders.

On June 3, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $173,362,500, comprised of $172,250,000 of the proceeds from the IPO (which amount includes $5,175,000 of the underwriters’ deferred discount) and $1,112,500 representing certain proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) in connection with the completion of the Company’s initial business combination, (ii) the redemption of any Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to provide for the redemption of its Class A Ordinary Shares in connection with an initial business combination or to redeem 100% of the Company’s Class A Ordinary Shares if the Company has not consummated an initial business combination within 18 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 18 months of the closing of the IPO, the Company’s return of the funds held in the trust account to its public shareholders as part of its redemption of the Class A Ordinary Shares.

On June 3, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 5, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 3, 2026, by and between the Company and Santander US Capital Markets LLC as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated June 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 3, 2026, by and among the Company, its executive officers and its directors and Long Table Growth Sponsor LLC.
10.2	Investment Management Trust Agreement, dated June 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated June 3, 2026, by and among the Company and the Sponsor.
10.4	Private Placement Warrants Purchase Agreement, dated June 3, 2026, by and between the Company and Long Table Growth Sponsor LLC.
10.5	Administrative Services and Indemnification Agreement, dated June 3, 2026, by and among the Company Long Table Growth Sponsor LLC and Long Table Partners LLC.
99.1	Press Release, dated June 3, 2026.
99.2	Press Release, dated June 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG TABLE GROWTH CORP.

By:	/s/ Gregory Ethridge
	Name:	Gregory Ethridge
	Title:	Chief Executive Officer and Chairman

Dated: June 5, 2026

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